RULE 497 FILING

On behalf of the Goldman Sachs Balanced Strategy Portfolio, the Goldman Sachs Growth and Income Strategy Portfolio, the Goldman Sachs Growth Strategy Portfolio, the Goldman Sachs Equity Growth Strategy Portfolio, and the Goldman Sachs Satellite Strategies Portfolio (the “Portfolios”), each a series of Goldman Sachs Trust, and pursuant to Rule 497(c) under the Securities Act of 1933, as amended, attached for filing are exhibits containing interactive data format risk/return summary information. The interactive data files included as exhibits to this filing relates to the prospectus filed with the Securities and Exchange Commission on behalf of the Portfolios pursuant to Rule 497(c) on May 4, 2016 (Accession No. 0001193125-16-577661), which is incorporated by reference into this Rule 497 Filing.